Securities and Exchange Commission
450 5 Street, N.W.
Washington, DC  20549


RE:  Midland National Life Separate Account C
     File Number 33-64016


Commissioners:

Enclosed for filing is a copy of Post Effective Amendment Number 7 to the above referenced Form N-4 Registration Statement.

This amendment is being filed pursuant to paragraph (a) of Rule 485.

As discussed in a recent conversation with Kevin Mc Enery, this filing of the Variable Annuity II represents a "template" filing for our Variable Annuity. These two variable annuities were last filed on April 29, 1998 using the same '33' number (33-64016).

Attached is a courtesy copy of the filing.

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill and Brennan at 202-383-0126.

Sincerely,



Paul M. Phalen, CLU, FLMI
Assistant Vice-President
Product Implementation

VA2PECVR.TXT

                                                    Registration No. 33-64016

                                                 FORM N-4
                                                   --------
                           SECURITIES AND EXCHANGE COMMISSION
                                         Washington, D.C. 20549
                                                                           ___
      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         ___

                   Pre-Effective Amendment No. ___
                   Post-Effective Amendment No. _7_

       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    ___

                         Amendment No. _7_

              MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C
              (Exact Name of Registrant)

               MIDLAND NATIONAL LIFE INSURANCE COMPANY
               (Name of Depositor)
                 One Midland Plaza
                 Sioux Falls, SD 57193
               (Address of Depositor's Principal Executive Office)
                605-335-5700
              (Depositor's Telephone Number, including Area Code:

                       _________________________
               Jack L. Briggs, Vice President, Secretary and General Counsel
               Midland National Life Insurance Company
                          One Midland Plaza
                        Sioux Falls, SD 57193
                (Name and Address of Agent for Service)

                     Copy to:
                     Frederick R. Bellamy
                     Sutherland Asbill & Brennan, L L P
                     1275 Pennsylvania Avenue, N.W.
                     Washington, D.C. 20004-2404

It is proposed that this filing will become effective (check appropriate line):
        ___  immediately upon filing pursuant to paragraph (b)
        ___  on May 01, 1999 pursuant to paragraph (b)
        ___  60 days after filing pursuant to paragraph (a) (i)
        _X_  on _March 30__  pursuant to paragraph (a) (i)
        ___  75 days after filing pursuant to paragraph (a) (ii)
        ___  on _________________ pursuant to paragraph (a) (ii) of Rule 485

    If appropriate, check the following line:
        ___ the Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

    Titles of Securities Being Registered: __Variable_Annuity_Contracts__

N4PEVA2

Variable Annuity II
Prospectus
May 1, 1999

Please read this prospectus for details on the contract being offered to you and keep it for future reference. This prospectus sets forth the information that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") about the contract and Separate Account C is available by checking the appropriate box on the application form or by writing to Midland at:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD  57193
(605)  335-5700

The SAI, dated May 1, 1999, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The table of contents of the SAI is included at the end of this prospectus.

The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The contracts involve investment risk, including possible loss of principal. The contracts are not a deposit of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the federal deposit insurance corporation or any other agency.

This prospectus is valid only when accompanied by the Funds' current prospectuses.


Flexible Premium Deferred Variable Annuity
Contract (Variable Annuity II)
issued by
Midland National Life Insurance Company
through
Midland National Life Separate Account C

The prospectuses for the following Funds:

  Fidelity's Variable Insurance Products Fund/Fund II/Fund III,
  American Century's Variable Portfolio Inc.,
  Massachusetts Financial's Variable Insurance Trusts, and
  Lord Abbett's Series Funds, Inc.,
describe the investment objectives, policies, and risks of the Funds' portfolios that are available under the contracts:

1. VIP Money Market Portfolio
2. VIP High Income Portfolio
3. VIP Equity-Income Portfolio
4. VIP Growth Portfolio
5. VIP Overseas Portfolio
6. VIP II Asset Manager Portfolio
7. VIP II Investment Grade Bond Portfolio
8. VIP II Contrafund Portfolio
9. VIP II Asset Manager: Growth Portfolio
10. VIP II Index 500 Portfolio
11. VIP III Growth & Income Portfolio
12. VIP III Balanced Portfolio
13. VIP III Growth Opportunities Portfolio
14. American Century VP Capital Appreciation Portfolio
15. American Century VP Value Portfolio
16. American Century VP Balanced Portfolio
17. American Century VP International Portfolio
18. American Century VP Income & Growth Portfolio
19. MFS VIT Emerging Growth Portfolio
20. MFS VIT Research Portfolio
21. MFS VIT Growth with Income Portfolio
22. MFS VIT New Discovery Portfolio
23. Lord Abbett VCC Growth and Income Portfolio

Table of Contents

SUMMARY                                                    3
Features of Variable Annuity II                            3
Investment Choices                                         3
Withdrawals                                                4
Charges Under the Contracts                                4
FEE TABLE                                                  6
Additional Information About
Variable Annuity II                                        10
SEPARATE ACCOUNT C AND THE FUNDS                           10
Our Separate Account And Its
Investment Divisions                                       10
The Funds                                                  10
Investment Policies Of The Funds' Portfolios               11
We Own The Assets Of Our Separate Account                  13
Our Right To Change How We Operate Our
Separate Account                                           13
DETAILED INFORMATION ABOUT
THE CONTRACT                                               14
Requirements for Issuance of a Contract                    14
Free Look                                                  14
Allocation of Premiums                                     14
Changing Your Premium Allocation Percentages               15
Transfers of Contract Value                                15
Dollar Cost Averaging                                      15
Portfolio Rebalancing                                      16
Systematic Withdrawals                                     16
Withdrawals                                                17
Loans                                                      18
Death Benefit                                              19
Your Contract Value                                        20
Amounts In Our Separate Account                            20
The General Account                                        21
CHARGES, FEES AND DEDUCTIONS                               21
Sales Charges on Withdrawals                               21
Free Withdrawal Amount                                     22
Administrative Charge                                      22
Mortality and Expense Risk Charge                          22
Contract Maintenance Charge                                22
Transfer Charge                                            23
Charges In The Funds                                       23
FEDERAL TAX STATUS                                         23
Introduction                                               23
Diversification                                            24
Taxation of Annuities in General                           24
Our Income Taxes                                           27
Withholding                                                27
MATURITY DATE                                              27
EFFECTING AN ANNUITY                                       28
Fixed Options                                              28
Variable Options                                           29
Transfers after the Maturity Date                          30
ADDITIONAL INFORMATION                                     30
Midland National Life Insurance Company                    30
Your Voting Rights As an Owner                             30
Our Reports to Owners                                      31
Contract Periods, Anniversaries                            31
Dividends                                                  31
Performance                                                31
Your Beneficiary                                           32
Assigning Your Contract                                    32
When We Pay Proceeds From This Contract                    32
Sales Agreements                                           32
Regulation                                                 32
Year 2000 Compliance Issues                                33
Discount for Midland Employees                             33
Legal Matters                                              33
Experts                                                    33
Statement of Additional Information                        33


SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National
Life Insurance Company. "You" and "Your" mean the owner of the contract. We refer to the person who is covered by the contract as the "annuitant", because the annuitant and the owner may not be the same.

The following summary should be read with the detailed information appearing later in this prospectus and is qualified in its entirety and superseded by that information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is in force.

Features of Variable Annuity II

The individual flexible premium deferred variable annuity contracts described in this prospectus provide for accumulation of the contract value and payment of annuity payments on a fixed or variable basis. Variable payment options are not available in certain states. The contracts are designed to aid individuals in long term planning for retirement or other long term purposes.

The contracts are available for retirement plans which do not qualify for the special federal tax advantages available under the Internal Revenue Code (Non-Qualified Plans) and for retirement plans which do qualify for those tax advantages (Qualified Plans).

This prospectus generally describes only the variable portion of the contract, except where the General Account is specifically mentioned.

The Variable Annuity II pays a death benefit when the annuitant dies before the maturity date if the contract is still in force. The death benefit is equal to the greater of (a) the contract value, (b) premiums paid less withdrawals, or (c) the guaranteed minimum death benefit.

Your Contract Value

Your contract value depends on:

  the amount and frequency of premium payments, the selected portfolio's investment experience, interest earned on amounts allocated to the General Account, withdrawals, and charges and deductions.

You bear the investment risk under the Variable Annuity II. There is no minimum guaranteed cash value with respect to any amounts allocated to the Separate Account. (See "Your Contract Value" on page 20.)

Flexible Premium Payments

You may pay premiums whenever you want and in whatever amount you want, within certain limits. We require an initial minimum premium of at least $2,000; other premium payments must be at least $50. (Currently, we waive the initial minimum premium requirement for certain qualified contracts enrolled in a bank draft investment program or payroll deduction plan.)

You will choose a planned periodic premium. You need not pay premiums according to the planned schedule.

Investment Choices

You may allocate your contract value to up to ten of the investment divisions of our Separate Account. You may also allocate your contract value to our General Account, which pays interest at a declared rate.

Each of the Separate Account investment divisions invests in shares of a corresponding portfolio of one of the following "series" type mutual funds: (1) Fidelity's Variable Insurance Products Fund, (2) Variable Insurance Products Fund II, (3) Variable Insurance
Products Fund III, (4) American Century's Variable Portfolios, Inc.,
(5) Massachusetts Financial's Variable Insurance Trusts, and (6) Lord Abbett's Series Fund, Inc. The portfolios have different investment policies and objectives.

For a full description of the portfolios, see the Funds' prospectuses, which accompany this prospectus. (See The Funds on page 10.)
The investment divisions that invest in portfolios of Fidelity's
Variable Insurance Products Fund are:

  VIP Money Market Portfolio
  VIP High Income Portfolio
  VIP Equity-Income Portfolio
  VIP Growth Portfolio
  VIP Overseas Portfolio

The investment divisions that invest in portfolios of Fidelity's
Variable Insurance Products Fund II are:

  VIP II Asset Manager Portfolio
  VIP II Investment Grade Bond Portfolio
  VIP II Contrafund Portfolio
  VIP II Asset Manager: Growth Portfolio
  VIP II Index 500 Portfolio

The investment divisions that invest in portfolios of Fidelity's
Variable Insurance Products Fund III are:

  VIP III Growth & Income Portfolio
  VIP III Balanced Portfolio
  VIP III Growth Opportunities Portfolio

The investment divisions that invest in portfolios of the American Century Variable Portfolios, Inc. are:

  VIP Capital Appreciation Portfolio
  VIP Value Portfolio
  VIP Balanced Portfolio
  VIP International Portfolio
  VIP Income & Growth Portfolio

The investment divisions that invest in portfolios of the Massachusetts Financial Variable Insurance Trusts are:

  VIT Emerging Growth Portfolio
  VIT Research
  VIT Growth with Income
  VIT New Discovery

The investment division that invests in a portfolio of the Lord
Abbett Series Fund, Inc. is:

  VCC Growth and Income

Each portfolio pays a different investment management or advisory fee and different operating expenses. The fees and expenses for the year ending December 31, 1998 are shown under the table of Portfolio Annual Expenses.

See "Investment Policies Of The Funds' Portfolios" on page 11, and "Charges In The Funds" on page 23.

Withdrawals

You may generally withdraw all or part of your cash surrender value at any time, before annuity payments begin. You may also elect a systematic withdrawal option (See "Systematic Withdrawals" on page 16.) (Your retirement plan may restrict withdrawals.) A contingent deferred sales charge may be imposed on any withdrawal, and upon full withdrawal a contract maintenance charge may also be imposed. The amount you request plus any deferred sales charge will be deducted from your contract value. You may take a withdrawal in a lump sum or use it to purchase an annuity that will continue as long as you live or for some other period you select. A withdrawal may have negative tax consequences, including a 10% tax penalty on certain withdrawals prior to age 59 1/2. Three years after the contract date, the contingent deferred sales charge will be waived upon the withdrawal of funds to effect a life annuity. (See "Sales Charges on Withdrawals" on page 21, "FEDERAL TAX
STATUS" on page 23, and "EFFECTING AN ANNUITY" on page
28.) Withdrawals from contracts used in connection with tax-qualified retirement plans may be restricted or penalized by the terms of the plan or applicable law.

Charges Under the Contracts

Sales Charge

Sales expenses are not deducted from premium payments. However, a contingent deferred sales charge may be assessed against contract values when they are withdrawn, including withdrawals to effect an annuity and systematic withdrawals. (See "Sales Charges on Withdrawals" on page 21.)

The length of time between the receipt of each premium payment and the withdrawal determines the contingent deferred sales charge. For this purpose, premium payments will be deemed to be withdrawn in the order in which they are received and all withdrawals will be made first from premium payments and then from other contract values. The charge is a percentage of the premiums and is as follows:

                   Length of Time                  Contingent
                   From Premium Payment            Deferred Sales
                   (Number of Years)               Charge
                   0-1                                      8%
                   1-2                                      8%
                   2-3                                      7%
                   3-4                                      7%
                   4-5                                      6%
                   5-6                                      5%
                   6-7                                      4%
                   7-8                                      2%
                   8 or more                                0%

No contingent deferred sales charge will be assessed upon:

1. payment of death proceeds under the contract, or
2.  exercise of the free withdrawal privilege.

In addition, Midland will not assess a contingent deferred sales charge on either a full or partial surrender [subject to approval of the state insurance authorities] after the first contract anniversary if:

1. our home office receives written proof that the owner is confined in a state licensed in-patient nursing facility for a total of 90 days, provided we receive your withdrawal request within 90 days after discharge from such facilities; or

2. a licensed physician provides a written statement to us that the owner is expected to die within the next 12 months due to a non-correctable medical condition. The licensed physician cannot be the owner or part of the owner's immediate family. We reserve the right to have a physician of our choice examine the owner.

Withdrawals may be subject to tax consequences. (See
"Withdrawals" on page 17 and "FEDERAL TAX STATUS" on page
23.)

Free Withdrawal Amount

You may make a withdrawal from your contract value of up to 10% of the total premiums paid (as determined on the date of the requested withdrawal), minus any withdrawals made in the prior 12 months, without incurring a contingent deferred sales charge. (See "Free Withdrawal Amount" on page 22.)

Mortality and Expense Risk Charge

Midland deducts a 1.25% per annum charge against all contract values held in the Separate Account for assuming the mortality and expense risks under the contract. (See "Mortality and Expense Risk Charge" on page 22.)

Administration and Maintenance Fee

An administration charge of 0.15% per annum is deducted from all contract values held in the Separate Account. In addition, a maintenance charge of $35 is deducted annually from each contract. Currently, we waive this annual maintenance charge for contracts with a value of $50,000 or more on the contract anniversary. (See "CHARGES, FEES AND DEDUCTIONS" on page 21.)

Premium Taxes

Currently, we do not deduct for premium taxes. We reserve the right to deduct for premium taxes for contracts sold in states that charge a premium tax.

FEE TABLE

This information is intended to assist you in understanding the various costs and expenses that you will bear. It reflects expenses of the Separate Account as well as the portfolios.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of premium
payments)                                                    None

Transfer Fee                                                 None

Maximum Deferred Sales Load (as a percentage of premiums
withdrawn)                                                   8.00%

Annual Contract Maintenance Charge(1)                      $35.00

Separate Account Annual Expenses (as a percentage of average daily Contract Value)
Mortality and Expense Risk                                   1.25%
Administration Fees                                          0.15%
Total Separate Account Expenses                              1.40%

(1) The contract maintenance charge is an annual $35 charge per contract. It is deducted proportionally from the investment divisions in use at the time of the charge. The contract maintenance charge has been reflected in the examples by a method intended to show the "average" impact of the contract maintenance charge on an investment in the Separate Account. The contract maintenance charge is deducted only when the accumulated value is less than $50,000. In the example, the contract maintenance charge is approximated as a 0.13% annual asset charge based on the experience of the contracts.

PORTFOLIO ANNUAL EXPENSES(1)

(as a percentage of Portfolio average net assets)

                                                                    TOTAL
                                        MANAGEMENT       OTHER      ANNUAL
                                        FEES             EXPENSES  EXPENSES(2)
VIP Money Market                           0.21%           0.10%       0.31%
VIP High Income                            0.59%           0.12%       0.71%
VIP Equity-Income(3)                       0.50%           0.08%       0.58%
VIP Growth(3)                              0.60%           0.09%       0.69%
VIP Overseas(3)                            0.75%           0.17%       0.92%
VIP II Asset Manager(3)                    0.55%           0.10%       0.65%
VIP II Investment Grade Bond               0.44%           0.14%       0.58%
VIP II Contrafund(3)                       0.60%           0.11%       0.71%
VIP II Asset Manager:  Growth(3)           0.60%           0.17%       0.77%
VIP II Index 500(4)                        0.24%           0.04%       0.28%
VIP III Growth & Income                    0.49%           0.21%       0.70%
VIP III Balanced(3)                        0.45%           0.16%       0.61%
VIP III Growth Opportunities(3)            0.60%           0.14%       0.74%
American Century VP Capital Appreciation   1.00%           0.00%       1.00%
American Century VP Value                  1.00%           0.00%       1.00%
American Century VP Balanced               1.00%           0.00%       1.00%
American Century VP International          1.50%           0.00%       1.50%
American Century VP Income & Growth        0.70%           0.00%       0.70%
American Century VP Value                  1.00%           0.00%       1.00%

                                                                   TOTAL
                                            MANAGEMENT   OTHER     ANNUAL
                                            FEES         EXPENSES  EXPENSES(2)
American Century VP Value                   1.00%        0.00%       1.00%
MFS VIT Emerging Growth                     0.75%        0.12%       0.87%
MFS VIT Research                            0.75%        0.13%       0.88%
MFS VIT Growth with Income(5)               0.75%        0.25%       1.00%
MFS VIT New Discovery(5)                    0.90%        0.25%       1.15%
Lord Abbett VCC Growth and Income           0.50%        0.02%       0.52%

(1) The fund data was provided by the funds or their managers.
Midland has not independently verified the accuracy of the Fund data.

(2) The annual expenses shown are based on actual expenses for 1998.

(3) A portion of the brokerage commissions the fund paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:

VIP Equity-Income                                    0.57%
VIP Growth                                           0.67%
VIP Overseas                                         0.90%
VIP II Asset Manager                                 0.64%
VIP II Contrafund                                    0.78%
VIP II Asset Manager: Growth                         0.76%
VIP III Balanced                                     0.60%
VIP III Growth Opportunities                         0.73%

(4) The fund's expenses were voluntarily reduced by the Fund's investment advisor. Absent reimbursement, the management fee, other expenses, and total expenses for the VIP II Index 500 would have been 0.27%, 0.13%, and 0.40% respectively.

(5) MFS has agreed to bear expenses for these portfolios, and each such portfolio's other expenses shall not exceed 0.25%. Without this limitation, the other expenses and total expenses would have been:

0.35% and 1.10% for the MFS VIT Growth with Income, and
0.47% and 1.37% for the MFS VIT New Discovery.

EXAMPLES

If you surrender or annuitize your contract at the end of the applicable time period, you would pay the following expenses on a
$1,000 investment, assuming a 5% annual return on assets:
                                       ONE       THREE     FIVE        TEN
                                       YEAR      YEARS     YEARS       YEARS
VIP Money Market                       99       128       160           216
VIP High Income                       103       140       180           257
VIP Equity-Income                     101       136       173           244
VIP Growth (3)                        103       139       179           255
VIP Overseas (3)                      105       146       191           279
VIP II Asset Manager                  102       138       177           251
VIP II Investment Grade Bond          101       136       173           244
VIP II Contrafund                     103       140       180           257
VIP II Asset Manager:  Growth (3)     103       142       183           263
VIP II Index 500                       98       127       158           213
VIP III Growth & Income               103       140       179           256
VIP III Balanced                      102       137       175           247
VIP III Growth Opportunities (3)      103       141       182           261
American Century VP Capital Appreciation 106    149       195           287
American Century VP Value             106       149       195           287
American Century VP Balanced          106       149       195           287
American Century VP International     111       164       219           335
American Century VP Income & Growth
MFS VIT Emerging Growth
MFS VIT Research
MFS VIT Growth with Income
MFS VIT New Discovery
Lord Abbett VCC Growth and Income


If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:
                                   ONE       THREE    FIVE           TEN
                                   YEAR      YEARS    YEARS          YEARS
VIP Money Market                   19        58        100             216
VIP High Income                    23        70        120             257
VIP Equity-Income                  21        66        113             244
VIP Growth (3)                     23        69        119             255
VIP Overseas (3)                   25        76        130             279
VIP II Asset Manager (3)           22        68        117             251
VIP II Investment Grade Bond       21        66        113             244
VIP II Contrafund (3)              23        70        120             257
VIP II Asset Manager:  Growth (3)  23        72        123             263
VIP II Index 500 (4)               18        57         98             213
VIP III Growth & Income            23        70        119             256
VIP III Balanced (3)               22        67        115             247
VIP III Growth Opportunities (3)   23        71        122             261
American Century VP Capital Appre  26        79        135             287
American Century VP Value          26        79        135             287
American Century VP Balanced       26        79        135             287
American Century VP International  31        94        159             335
American Century VP Income & Growth
MFS VIT Emerging Growth
MFS VIT Research
MFS VIT Growth with Income
MFS VIT New Discovery
Lord Abbett VCC Growth and Income

The examples are based on actual expenses for 1998. Actual expenses reflected are net of any fee waivers or expense reimbursements.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical; past or future annual returns may be greater or lesser than the assumed amount. These examples reflect the $35 contract maintenance charge as an annual charge of 0.13% of assets based on an average cash value of $27,000.

Additional Information About

Variable Annuity II

Your "Free Look" Right

You have a right to examine the contract and return it to us. Your request must be postmarked no later than 10 days after you receive your contract. During the "free look" period your premium will be allocated to the VIP Money Market Investment Division. (See "Free Look" on page 14 for more details.)

Transfers

You may transfer your contract value among the investment divisions and between the General Account and the investment divisions. Transfers take effect on the date we receive your request. We require minimum amounts, usually $200, for each transfer.
Transfers are not permitted before the end of the "free look" period or after annuity payments begin.

Currently, we do not charge for making transfers. However, we reserve the right to assess a $25 administrative charge after the 15th transfer in a contract year.

There are other limitations on transfers to and from the General
Account.

Financial Information

Condensed financial information for the Separate Account begins at page 37 of this prospectus. Our financial statements, and full financial statements for the Separate Account, are in the Statement of Additional Information.

Glossary

A glossary of defined terms used in this prospectus begins on page
35.

Inquiries

If you have any questions about your contract or need to make changes, then contact your financial representative who sold you the contract, or contact us at:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, South Dakota 57193
(605)  335-5700

SEPARATE ACCOUNT C AND THE FUNDS

Our Separate Account And Its
Investment Divisions

The "Separate Account" is our Separate Account C, established under the insurance laws of the State of South Dakota in March, 1991. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of
1940. This registration does not involve any SEC supervision of its management or investment policies. The Separate Account has a number of investment divisions, each of which invests in shares of a corresponding portfolio of the Funds. You may allocate part or all of your net premiums to any 10 of the 23 investment divisions of our Separate Account.

The Funds

Each of the 23 portfolios available under the contract is commonly called a mutual fund. Each one is a "series" of one of the following open-end diversified investment companies:
1. Fidelity's Variable Insurance Product Fund,
2. Fidelity's Variable Insurance Product Fund II,
3. Fidelity's Variable Insurance Product Fund III,
4. American Century Variable Portfolios, Inc.,
5. Massachusetts Financial Variable Insurance Trusts, and
6. Lord Abbett's Series Fund, Inc.

Our Separate Account buys and sells the shares of each portfolio at net asset value (with no sales charge). More detailed information about the portfolios and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus and in the Funds' Statements of Additional Information. You should read the Funds' prospectuses carefully before allocating or transferring money to any portfolio.

We may from time to time receive revenue from the Funds and/or from their managers. The amounts of the revenue, if any, may be based on the amount of our investments in the Funds.

Investment Policies Of The Funds' Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio/Objective

VIP Market Money

Seeks to earn a high level of current income by investing in high quality money market instruments as is consistent with preserving capital and providing liquidity by investing in high quality money market instruments. (An investment in the VIP Money Market or any other Portfolio is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Money Market Portfolio will be able to maintain a constant net asset value.)

VIP High Income

Seeks high current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. For a description of the special risks involved in investing in these securities, see the prospectus for the Funds.

VIP Equity-Income

Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Manager will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

VIP Growth

Seeks capital appreciation by investing in common stocks, although the Portfolio's investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

VIP Overseas

Seeks long-term growth of capital, primarily through investments in foreign securities.

VIP II Asset Manager

Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

VIP II Investment Grade Bond

Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment grade fixed income securities.

VIP II Contrafund

Seeks to achieve capital appreciation over the long term by investing in securities of companies whose value the manager believes is not recognized fully by the public.

VIP II Asset Manager:Growth

Seeks to maximize total return over the long term through investments in stocks, bonds, and short-term instruments. This portfolio has a heavier emphasis on stocks than the Asset Manager
Portfolio.

VIP II Index 500

Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of Standard & Poor's Composite Index of 500 Stocks. This is designed as a long-term investment option.

VIP III Growth & Income

Seeks high total return, combining current income and capital appreciation. Invests mainly in stocks that pay current dividends and show earnings potential.

VIP III Balanced

Seeks to balance the growth potential of stocks with the possible income cushion of bonds. Invests in broad selection of stocks, bonds and convertible securities.

VIP III Growth Opportunities

Seeks long-term growth of capital. Invests primarily in common stocks and securities convertible into common stocks, but it has the ability to purchase other securities such as preferred stocks and bonds that may produce capital growth.

American Century VP Capital Appreciation

Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.

American Century VP Value

Seeks long-term capital growth with income as a secondary objective. Invests primarily in equity securities of well-established companies that management believes to be under-valued.

American Century VP Balanced

Seeks capital growth and current income. Invests approximately 60 percent of its assets in common stocks that management considers to have better than average potential for appreciation and the rest in fixed income securities.

American Century VP International

Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation.

American Century VP Income & Growth

Seeks dividend growth, current income and capital appreciation. The Portfolio will seek to achieve its investment objective by investing in common stocks.

MFS VIT Emerging Growth

Seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth capital.

MFS VIT Research

Seeks to provide long-term growth of capital and future income.

MFS VIT Growth with Income

Seeks to provide reasonable current income and long-term growth of capital and income.

MFS VIT New Discovery

Seeks capital appreciation.

Lord Abbett VCC Growth and Income

Seeks long-term growth of capital and income without excessive fluctuation in market value.

Fidelity Management & Research Company manages the VIP, VIP II and VIP III portfolios. American Century Investment Management, Inc. manages the American Century VP portfolios. Massachusetts Financial Services Company manages the MFS Variable Insurance Trusts. Lord Abbett & Company manages the Lord Abbett Series Fund, Inc.

The Funds sell their shares to Separate Accounts of various insurance companies to support both variable life insurance and variable annuity contracts, and to qualified retirement plans. We currently do not foresee any disadvantages to our contract owners arising from this use of the Funds for mixed and shared funding.
The Funds will monitor for possible conflicts arising out of this practice. If any such conflict or disadvantage does arise, we and/or the applicable Fund may take appropriate action to protect your interests.

The Fund portfolios available under these contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of any of the Funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies and a very similar or nearly identical name.

We Own The Assets Of Our Separate Account

We own the assets of our Separate Account and use them to support your contract and other variable annuity contracts. We may permit charges owed to us to stay in the Separate Account. Thus, we may also participate proportionately in the Separate Account. These accumulated amounts belong to us and we may transfer them from the Separate Account to our General Account. The assets in the Separate Account may not be charged with liabilities arising out of our other business. The obligations under the contracts are our obligations. The income, gains and losses (realized and unrealized) of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Our Right To Change How We Operate Our Separate Account

We have the right to modify how we operate Separate Account C.
In making any changes, we may not seek approval of contract owners (unless approval is required by law). We have the right to:
  add investment divisions to, or remove investment divisions from our Separate Account;
  combine two or more divisions within our Separate Account; withdraw assets relating to our variable annuities from one investment division and put them into another;
  eliminate a portfolio's shares and substitute shares of another portfolio of the Funds or another open-end, registered investment company. This may happen if the portfolio's shares are no longer available for investment or, if in our judgment, further investment in the portfolio is inappropriate in view of Separate Account C's purposes;
  end the registration of our Separate Account under the Investment Company Act of 1940;
  operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of "interested persons" of Midland under the Investment Company Act of 1940);
  disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities, or otherwise pursuant to insurance law or regulation); and
  operate our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows us to make direct investments. In addition, we may disapprove any change in investment advisers or investment policies unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of any investment division, then you will be notified. We may, for example, cause the investment division to invest in a mutual fund other than or in addition to the current portfolios.

If you wish to transfer the amount you have in that investment division to another division of our Separate Account, or to our General Account, then you may do so, without charge, by writing to our home office. At the same time, you may also change how your premiums are allocated.

DETAILED INFORMATION ABOUT THE CONTRACT

Requirements for Issuance of a Contract

To buy a contract, you must send us an application form and an initial premium payment of at least $2,000. If you enroll in a bank draft investment program or payroll deduction plan for a qualified contract and the monthly premium is at least $100, then the initial premium amount can be lower. This sale must take place through a representative who is licensed and registered to sell the contract. You will then be issued a contract that sets forth precisely your rights and our obligations. Additional premium payments, of at least $50, may then be made by check or money order payable to Midland and mailed to the home office.

If your application is complete, then we will accept or reject it within two business days of receipt. If the application is incomplete, then we will attempt to complete it within five business days. If it is not complete at the end of this period, then we will inform you of the reason for the delay and the premium payment will be returned immediately. Note that you may specifically consent to us keeping the premium payment until the application is complete. Your initial premium payment will be allocated to the VIP Money Market
Investment Division as of the business day we receive it or we accept your application, whichever is later. Each premium received after the "Free Look" period will be allocated to our Separate
Account or General Account on the day of receipt.

Free Look

You have a 10-day Free Look period after you receive your contract. You may review it and decide whether to keep it or cancel it. If you want to cancel the contract, then you must return it to the agent who sold it to you or to our home office. If you cancel your contract, then we will return the greater of:

(1) the premium paid, or
(2) the contract value plus the sum of all charges deducted from the contract value.

The length of the Free Look period may vary in certain states in compliance with specific regulations and legal requirements.

Allocation of Premiums

We allocate your entire contract value to the VIP Money Market Investment Division during the "Free Look" period. You will specify your desired premium allocation on the contract's application form. Your instructions in your application will dictate how to allocate your contract value at the end of the Free Look period (which is administratively assumed to be 15 days after the contract date for reallocation purposes). Allocation percentages may be any whole number (from 10 to 100) and the sum must equal 100.
The allocation instructions in your application will apply to all other premiums you pay, unless you change subsequent premium allocations by providing us with written instructions. You may not allocate your contract value to more than 10 investment divisions of our Separate Account at any point in time. In certain states, allocations to and transfers to and from the General Account are not permitted.

Changing Your Premium Allocation Percentages

You may change the allocation percentages of your premiums by writing to our home office and telling us what changes you wish to make. These changes will affect transactions as of the date we receive your request at our home office. While the Dollar Cost Averaging program is in effect, the allocation percentages that apply to any premiums received will be the DCA allocation percentages unless you specify otherwise. (See "Dollar Cost Averaging" on page 15).

Transfers of Contract Value

You may transfer amounts among the investment divisions and between the General Account and any investment division. Write to our home office to make a transfer of contract value. Currently, you may make an unlimited number of transfers of contract value in each contract year. But we reserve the right to assess a $25 charge after the 15th transfer in a contract year.

The transfer takes effect on the date we receive your request. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum. For limitations on transfers to and from the General Account, see "The General Account" on page 21.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables you to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. This program may reduce the impact of market fluctuations by allocating monthly, as opposed to allocating the total amount at one time. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request forms and there must be a sufficient amount in the DCA source account. DCA is only available if the amount in the DCA source account is at least $2,400 at the time DCA is to begin. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. Copies of the DCA request form can be obtained by contacting us at our home office. The election will specify:

1) The DCA source account from which transfers will be made,
2) That any money received with the form is to be placed into the DCA source account,
3) The total monthly amount to be transferred to the other investment divisions, and
4) How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payment you intend to apply to DCA.

Once you elect DCA, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form.
All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then DCA will start at the beginning of the second contract month. If it is requested after issue, then DCA will start at the beginning of the first contract month which occurs at least 30 days after the day the request is received.

DCA will last until the value in the DCA source account falls below the allowable limit or until we receive your written termination request. DCA automatically terminates on the maturity date.
We reserve the right to end the DCA program by sending you one month's notice.

Portfolio Rebalancing

The Portfolio Rebalancing Option allows contract owners, who are not Dollar Cost Averaging, to reset the percentage of contract value allocated to each investment division to a pre-set level. (For example, an owner may specify 30% in the VIP Growth Investment Division, 40% in the VIP High Income Investment Division and
30% in the VIP II Overseas Investment Division.) If you elect this option, then at each contract anniversary We will transfer the amounts needed to "rebalance" the contract value to your specified percentages. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with the Portfolio Rebalancing option, the contract value may only be allocated to up to 10 investment divisions. We reserve the right to end the Portfolio Rebalancing option by sending you one month's notice. The transfer restrictions regarding the General Account are not applicable to the Portfolio Rebalancing option. However, you can not change the election allocated to the General Account by more than 10% at any one time. Contact us at our home office to elect the Portfolio Rebalancing option.

Systematic Withdrawals

The Systematic Withdrawal feature allows you to have a portion of the contract value withdrawn automatically. Under this feature, you may elect to receive preauthorized scheduled partial withdrawals. These payments can be made only while the annuitant is living, before the maturity date, and after the Free Look period. You may elect this option by sending a properly completed Preauthorized Systematic Withdrawal Request Form to our home office. You must designate the systematic withdrawal amount and the period for systematic withdrawal payments. You will also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semi-annually or annually. See your contract for details on systematic withdrawal options and when each begins.
Each systematic withdrawal is made at the end of the scheduled business day. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, then the withdrawal will be processed on the next business day. You should designate the investment(s) from which the withdrawals should be made.
Otherwise, the deduction caused by the systematic withdrawal will be allocated proportionately to your contract value in the investment divisions and the General Account.

You can stop or modify the systematic withdrawals by sending us a written request, with at least 30 days notice. A proper written request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable. Systematic withdrawals [over a fixed period] or over the annuitant's life expectancy cannot be changed.

Each systematic withdrawal must be at least $100. We reserve the right to change the required minimum systematic withdrawal amount. Upon payment, we reduce the contract value by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge. (See "Sales Charges on Withdrawals" on page 21.) The contingent deferred sales charge applies to systematic withdrawals in the same manner as it applies to other withdrawals. However, systematic withdrawals taken to satisfy IRS required minimum withdrawals and paid under a life expectancy option will not be subject to a contingent deferred sales charge. Any systematic withdrawal that equals or exceeds the cash surrender value will be treated as a complete withdrawal. In no event will payment of a systematic withdrawal exceed the cash surrender value. The contract will automatically terminate if a systematic withdrawal causes the contract's cash surrender value to equal zero.

Systematic withdrawals generally are included in the contract owner's gross income for tax purposes in the year in which the withdrawal occurs, and may be subject to a penalty tax of 10% before age 59-1/2. (See "Taxation of Annuities in General" on page 24.) Additional terms and conditions for the systematic withdrawal program are set forth in your contract and in the application for the program.

Withdrawals

You may withdraw all or part of your cash surrender value by sending us a written request. (Withdrawals may be restricted by a retirement arrangement under which you are covered.) Partial withdrawals from an investment division or the General Account, however, must be made in amounts of $500 or more (except for Systematic withdrawals described above) and cannot reduce your contract value to less than $1,000. If a withdrawal results in less than $1,000 remaining, then the entire contract value must be withdrawn.

Any applicable contingent deferred sales charge and any required tax withholding will be deducted from the amount paid. In addition, upon full withdrawal a contract maintenance charge is also subtracted.

We will generally pay the withdrawal amount from the Separate
Account within seven days after we receive a properly completed withdrawal request. We may defer payment for a longer period only when:

  trading on the New York Stock Exchange is restricted as defined by the SEC;
  the New York Stock Exchange is closed (other than customary weekend and holiday closing);
  an emergency exists as defined by the SEC as a result of which disposal of the Separate Account's securities or determination of the net asset value of each investment division is not reasonably practicable; or
  for such other periods as the SEC may by order permit for the protection of owners.

We expect to pay the withdrawal amount from the General Account promptly, but we have the right to delay payment for up to six months.

Unless you specify otherwise, your withdrawal will be allocated among all investment divisions and the General Account in the same proportion as your contract value bears to each investment division and the General Account. This allocation is subject to minimum amount requirements. The contingent deferred sales charge will be determined without reference to the source of the withdrawal. The charge will be based on the length of time between premium payments and withdrawals. (See "CHARGES, FEES AND
DEDUCTIONS" on page 21.)

A withdrawal will generally have Federal income tax consequences that can include tax penalties and tax withholding. You should consult your tax advisor before making a withdrawal. (See
"FEDERAL TAX STATUS" on page 23.)

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 provides that, in the case of a married participant, a withdrawal request must include the consent of the participant's spouse. This consent must contain the participant's signature and the notarized or properly witnessed signature of the participant's spouse. These spousal consent requirements generally apply to married participants in most qualified pension plans, including plans for self-employed individuals and the Section 403(b) annuities that are considered employee pension benefit plans under the Employee Retirement Income Security Act of 1974 (ERISA).
You should check the terms of your retirement plan and consult with a tax advisor before making a withdrawal.

Participants in the Texas Optional Retirement Program may not make a withdrawal from a contract (including withdrawals to establish an annuity) prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death, or total disability. Such proceeds may, however, be used to fund another eligible vehicle.

Withdrawals from Section 403(b) plans are also severely restricted. (See "FEDERAL TAX STATUS" on page 23.)

Loans

Prior to the maturity date, owners of contracts issued in connection with Section 403(b) or Section 401 (k) qualified plans may request a loan using the contract as security for the loan. Loans are subject to provisions of the Internal Revenue Code and the terms of the retirement program. You should consult a tax advisor before requesting a loan.

Only one loan can be made within a 12 month period. The loan amount must be at least $2,000 and must not exceed the contract value minus any applicable contingent deferred sales charge minus any outstanding prior loans minus loan interest to the end of the next contract year.

The portion of the contract value that is equal to the loan amount will be held in the General Account and will earn interest at a rate of 3% per year. When a loan is requested, you should tell us how much of the loan you want taken from your unloaned amount in the General Account or from the Separate Account investment divisions. If you do not tell us how to allocate your loan, then it will be allocated among all investment divisions and the General
Account in the same proportion as the value of your interest in each division bears to your total contract value. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division.

We charge interest on loans at the rate of 5% per year. Loan interest is due on each contract anniversary. Unpaid interest will be added to the loan and accrue interest. If the total loan plus loan interest equals or exceeds the contract value minus any applicable contingent deferred sales charge and withholding taxes, then the contract will terminate with no further value. In such case, we will give you at least 31 days written notice.

The total loan plus loan interest will be deducted from any amount applied under a payment option or otherwise payable under the contract. The loan agreement will describe the amount, duration, and restrictions on the loan. In general, loans must be repaid in monthly or quarterly installments within 5 years. You are allowed a 30-day grace period from the installment due date. If a quarterly installment is not received within the grace period, then a deemed distribution of the entire amount of the outstanding loan principal, interest due, and any applicable charges under this contract, including any withdrawal charge, will be made. This deemed distribution may be subject to income and penalty tax under the Internal Revenue Code and may adversely affect the treatment of the contract under Internal Revenue Code section 403(b).

If the amount or duration of the loan violates Internal Revenue Code requirements, then you may be subject to income tax or a penalty.
IRS authorities and the Department of Labor suggest that in certain circumstances a loan may result in adverse tax and ERISA consequences for Section 403(b) or Section 401 (k) programs.
A loan has a permanent effect on the contract value because the investment experience of the investment divisions will apply only to the unborrowed portion of the contract value. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the net investment results are greater than 3% while the loan is outstanding, then the contract value will not increase as rapidly as it would have if no debt were outstanding.
If net investment results are below 3%, then the contract value will be higher than it would have been had no loan been outstanding.

Death Benefit

If the annuitant is an owner and dies before the maturity date, then the death benefit must be paid within 5 years of the annuitant's death (other than amounts payable to, or for the benefits of, the surviving spouse of the annuitant as the contingent owner). The value of the death benefit, as described below, will be determined on the business day following the date our home office receives:

(1) due proof of death and
(2)  an election form of how the death benefit is to be paid.

Unless a payment option is selected within 90 days after we receive due proof of death, the death benefit will be paid as a lump sum.
If the annuitant is not an owner and an owner dies before the maturity date, then the contract value will be paid as of the date we receive due proof of death and an election form of how the contract value is to be paid. If the spouse is named as the contingent owner, then the contract will continue with the spouse now being the owner. If the surviving spouse has not been named as the contingent owner, then the contract ends and the contract value (not the death benefit) must be paid out within 5 years of the owner's death.

If an owner dies on or after the maturity date, then any remaining amounts, other than amounts payable to, or for the benefit of, the owner's surviving spouse, must be paid at the same rate as the benefits were being paid at the time of the owner's death. Other rules relating to distributions at death apply to qualified contracts. Death Benefit on the Annuitant's Death Prior to the Maturity
Date.

The death benefit is only paid on the annuitant's death prior to the maturity date (not on the death of the owner unless the owner is also the annuitant). Any loan amount and loan accrued interest outstanding will reduce the death benefit proceeds. (See "Loans" on page 18.) The death benefit paid to the beneficiary will be the greater of:

(a) The current contract value. For this purpose, the current contract value is the value on the business day following the date we receive at our home office the latest of:

(1)  due proof of death and

(2)  An election form of how the death proceeds are to be paid
(or 90 days after we receive due proof of death, if no election form is received), or

(b) 100% of the total premium payments made to your contract, reduced by any prior withdrawals,
  or
(c)  The guaranteed minimum death benefit as defined below.
Guaranteed Minimum Death Benefit

In general, the guaranteed minimum death benefit is the highest contract value on any contract anniversary prior to age 81, less subsequent withdrawals.

The guaranteed minimum death benefit is zero upon issuance of the contract. The guaranteed minimum death benefit is recalculated on the first contract anniversary and every year thereafter, until the contract anniversary immediately preceding the annuitant's 81st birthday. The purpose of the recalculation is to give you the benefit of any positive investment experience under your contract. Your contract's investment experience can cause the guaranteed minimum death benefit to increase on the recalculation date, but cannot cause it to decrease. The guaranteed minimum death benefit determined on a recalculation date is the larger of:

a) The guaranteed minimum death benefit that applied to your contract immediately prior to the recalculation date, or

b)  The contract value on the date of the recalculation.

The new guaranteed minimum death benefit applies to your contract until the next contract anniversary, or until you make a premium payment or withdrawal. Any subsequent premium payments will immediately increase your guaranteed minimum death benefit by the amount of the premium payment. Any partial withdrawal will immediately decrease your guaranteed minimum death benefit by the percentage of the contract value being withdrawn. (This could be more or less than the dollar amount withdrawn.)

Example: Assume that a contract is issued with a $10,000 premium on 5/1/1998 to an owner at attained age 55. No further premiums are made and no withdrawals are made during the first year.
Assume that on the contract anniversary on 5/1/1999 the contract value is $12,000. The guaranteed minimum death benefit is reset on 5/1/1999 to $12,000.

Assume that the contract value increases to $15,000 on 5/1/2000 and decreases to $13,000 on 5/1/2001. The guaranteed minimum death benefit on 5/1/2001 is $15,000.

Assume that by 7/1/2001, the contract value increases to $14,000 and you request a partial withdrawal of $2,800 or 20% of your contract value on that date. The guaranteed minimum death benefit immediately following the partial withdrawal is $12,000 = [$15,000
- .20($15,000)]. (In this example, the contingent deferred sales charge would be taken out of the $2,800 withdrawn.)

Assume that on 9/1/2001 the contract value decreases to $8,000.
The guaranteed minimum death benefit remains at $12,000 and the death proceeds payable on 9/1/2001 are $12,000.

Your Contract Value

Your contract value is the sum of your amounts in the various investment divisions and in the General Account (including any amount in our General Account securing a contract loan). Your contract value reflects various charges. Transaction and sales charges are made on the effective date of the transaction. Charges against our Separate Account are reflected daily.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum contract value for amounts allocated to the investment divisions of our Separate Account. You bear the investment risk. An investment division's performance will cause your contract value to go up or down.

Amounts In Our Separate Account

The amount you have in each division is represented by the value of the accumulation units credited to your contract value for that division. The value you have in an investment division is the accumulation unit value times the number of accumulation units credited to you. Amounts allocated, transferred or added to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when you allocate premiums, or transfer amounts to that division. Accumulation units are sold or redeemed when you make withdrawals or transfer amounts from an investment division, and to pay the death benefit when the annuitant dies. We also redeem units to pay for certain charges.

We calculate the number of accumulation units purchased or redeemed in an investment division by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The number of accumulation units credited to you will not vary because of changes in accumulation unit values.

The accumulation units of each investment division have different accumulation unit values. We determine accumulation unit values for the investment divisions at the end of each business day. If the New York Stock Exchange is not open that day, then the transaction will be processed on the next business day. The accumulation unit value for each investment division is initially set at $10.00. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the Funds. They reflect investment income, the portfolios' realized and unrealized capital gains and losses, and the Funds' expenses. The accumulation unit values also reflect the daily asset charge we make to our Separate Account at an effective annual rate of 1.40%. Additional information on the accumulation unit values is contained in the Statement of Additional Information.

The General Account

You may allocate some or all of your contract value to the General Account, subject to certain limitations described below. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports our insurance and annuity obligations. Certain states do not permit allocations and transfers to and from the General Account. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment
Company Act of 1940.  Accordingly, neither the General
Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus which relate to the General Account.

You may accumulate amounts in the General Account by:

  allocating premiums,
  transferring amounts from the investment divisions, or earning interest on amounts you already have in the General
Account.

Transfers, withdrawals and allocated deductions reduce this amount. $250,000 is the maximum amount that, over the contract's life, you can allocate to the General Account through allocating premiums and net transfers (amounts transferred in minus amounts transferred out).

We pay interest on all your amounts in the General Account. The annual interest rate has a minimum guarantee of 3.0%. We may, at our sole discretion, credit interest in excess of 3.0%. You assume the risk that interest credited may not exceed 3.0%.
Currently, we intend to guarantee the interest rate for one year periods, starting at the beginning of each calendar year. Interest is compounded daily at an effective annual rate that equals the annual rate we declare.

You may transfer amounts among the investment divisions and between the General Account and any investment divisions.
However, only 2 transfers are allowed from the General Account per contract year. The total amount transferred from the General
Account in any contract year is limited to the larger of:

1. of the amount in the General Account at the beginning of the contract year, or

2.  $1,000

CHARGES, FEES AND DEDUCTIONS

Sales Charges on Withdrawals

A contingent deferred sales charge may be imposed on a withdrawal of premiums (including a withdrawal to effect an annuity and on Systematic Withdrawals). This charge partially reimburses us for the selling and distributing costs of this contract. These include commissions and the costs of preparing sales literature and printing
prospectuses.   If the contingent deferred sales charge is insufficient
to cover all distribution expenses, then the deficiency will be met from our surplus that may be, in part, derived from the charges for the assumption of mortality and expense risks (described below).
For the purpose of determining the contingent deferred sales charge, any amount that you withdraw will be treated as being from premiums first, and then from investment income. There is no sales charge on the investment income withdrawn.

The length of time between each premium payment and withdrawal determines the amount of the contingent deferred sales charge.
Premium payments are considered withdrawn in the order that they were received.

The charge is a percentage of the premiums withdrawn and equals:
                          Length of Time from          Contingent
                          Premium Payment              Deferred Sales
                          (Number of Years)            Charge
                                0-1                      8%
                                1-2                      8%
                                2-3                      7%
                                3-4                      7%
                                4-5                      6%
                                5-6                      5%
                                6-7                      4%
                                7-8                      2%
                                 8+                      0%

We will waive the contingent deferred sales charge on either a full or partial surrender after the first contract anniversary, if:

(a) written proof is given to us at our home office that the owner is confined in a state licensed inpatient nursing facility for a total of 90 days, provided we receive your withdrawal request within 90 days after discharge from such facilities; or

(b) A licensed physician provides a written statement to us that the owner is expected to die within the next 12 months due to a non-correctable medical condition. The licensed physician cannot be the owner or part of the owner's immediate family.

This waiver is subject to approval of state insurance authorities.
If you make a full surrender after the contract has been in force for 3 years, and use the proceeds to purchase a life income annuity option from us, then we will waive the contingent deferred sales charge. Amounts withdrawn under the contract to comply with IRS minimum distribution rules and paid under a life expectancy option will not be subject to a contingent deferred sales charge. Amounts withdrawn to comply with IRS minimum distribution rules will reduce the amount available under the Free Withdrawal Amount.

Free Withdrawal Amount

You may withdraw 10% of the total premiums paid without incurring a contingent deferred sales charge. The value of 10% of the total premiums paid is determined on the date of the requested withdrawal. The full 10% is available only if no other withdrawals have been taken in the prior 12 month period. Any withdrawal taken within the last 12 months will reduce the amount that can be taken without incurring a contingent deferred sales charge. No more than 10% of premiums paid will be available in any 12 month period without incurring a contingent deferred sales charge.

Administrative Charge

We charge for our administrative expenses in operating the Separate Account at an effective annual rate of 0.15% of the value of the assets in the Separate Account. The investment divisions' accumulation unit values reflect this charge. We cannot increase this charge.

Mortality and Expense Risk Charge

We charge for mortality and expense risks at an effective annual rate of 1.25% of the value of the assets in the Separate Account. The investment divisions' accumulation unit values reflect this charge. We cannot increase this charge. We expect to profit from this charge.

Contract Maintenance Charge

We deduct a contract maintenance charge of $35 on each contract anniversary on or before the maturity date. We waive this charge if your contract value is $50,000 or more on the contract anniversary. This charge is for our recordkeeping and other expenses incurred in maintaining the contracts. We deduct this charge from each investment division and the General Account in the same proportion as the value of your interest in each has to the total contract value. If the contract is surrendered during a contract year and the contract value is less than $50,000, then we will deduct the full contract maintenance charge for the current contract year at that time.
We may reduce the contract maintenance charge for contracts issued in a manner that results in a savings of administrative expenses. The amount of reductions will be considered on a case-by-case basis and reflect our expected reductions in administrative expenses.

Transfer Charge

Currently, we do not charge you for making transfers of contract value among investment divisions. We reserve the right to assess a $25 charge after the 15th transfer in a contract year.
If we charge you for making a transfer, then we will allocate the charge to the investment divisions from which the transfer is being made. For example, if the transfer is made from two investment divisions, then a $12.50 transfer charge will be allocated to each of the investment divisions. All transfers included in one transfer request count as only one transfer for purposes of any fee.

Charges In The Funds

The Funds charge their portfolios for managing investments and providing services. The portfolios may also pay operating expenses. Each portfolios' charges and expenses vary.

See the Funds' prospectuses for more information. Also see the "FEE TABLE" on page 6.

FEDERAL TAX STATUS

Introduction

The following discussion is general and is not intended as tax advice.

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a contract. Any person concerned about these tax implications should consult a competent tax advisor before making a premium payment. This discussion is based upon Midland's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The qualified contracts are designed for use by individuals in connection with retirement plans which are intended to qualify for special income tax treatment under Sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code (the "Code"). The ultimate effect of Federal income taxes on the contributions, contract value, on annuity payments and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified contract in connection with a tax qualified plan in order to receive favorable tax treatment. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan and/or to the participant may result if this contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the contract. With respect to qualified contracts an endorsement of the contract and/or limitations or penalties imposed by the Internal Revenue Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the contracts. Some retirement plans are subject to distribution and other requirements that are not incorporated into our contract administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Therefore, purchasers of qualified contracts should seek competent legal and tax advice regarding the suitability of the contract for their situation, the applicable requirements and the tax treatment of the rights and benefits of a contract. The following discussion assumes the qualified contracts are purchased in connection with retirement plans that qualify for special Federal income tax treatment described above.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (Treasury Department), adequately diversified. Disqualification of the contract as an annuity contract would result in imposition of Federal income tax to the contract owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. We intend that all Funds underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

In certain circumstances, owners of variable contracts may be considered the owners, for Federal income tax purposes, of the assets of the Separate Account used to support their contracts. In those circumstances, income and gains from the Separate Account assets would be included in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of Separate Account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations, "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policy-owners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of Separate Account assets. For example, the owner has additional flexibility in allocating premium payments and contract values.
These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings that the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Taxation of Annuities in General

Nonqualified Policies.

The following discussion assumes that the contract will qualify as an annuity contract for Federal income tax purposes. "Investment in the Contract" refers to premiums paid minus any prior withdrawals of premiums where prior withdrawals are treated as being earnings first.

Section 72 of the Code governs taxation of annuities in general. We believe that the owner generally is not taxed on increases in contract value until distribution occurs either in the form of a lump sum received by withdrawing all or part of the contract value (i.e., "withdrawals") or as annuity payments under the annuity income option elected. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of a contract who is not a natural person must include in income any increase in the excess of the owner's contract value over the owner's Investment in the Contract during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule that you may wish to discuss with your tax counsel. The following discussion applies to contracts owned by natural persons.

The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the contract value generally will be treated as a distribution. Generally, in the case of a withdrawal under a nonqualified contract, amounts received are first treated as taxable income to the extent that the contract value immediately before the withdrawal exceeds the Investment in the Contract at that time. Any additional amount is not taxable.

Although the tax consequences may vary depending on the annuity income option elected under the in general, only the portion of the annuity payment that represents the amount by which the contract value exceeds the Investment in the Contract will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the Investment in the Contract bears to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. For variable annuity payments, in general, a specific dollar amount of each payment is not taxed. The dollar amount is determined by dividing the Investment in the Contract by the total number of expected periodic payments. The remainder of each annuity payment is taxable.

Any distribution (as either fixed or variable payments) received after you have recovered the investment in the contract will be fully taxable.

Amounts may be distributed from a contract because of the death of the owner or an annuitant. Generally, such amounts are included in the income of the recipient as follows:

(1) if distributed in a lump sum, they are taxed in the same manner as a withdrawal from the contract; or

(2) if distributed under a payment option, they are taxed in the same way as annuity payments.

For these purposes, the Investment in the contract is not affected by an owner's or annuitant's death. That is, the Investment in the Contract remains the amount of any premiums paid which were not excluded from gross income.

In the case of a distribution pursuant to a nonqualified contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

(1) made on or after the date on which the owner is actual age 59-1/2,

(2) made as a result of death or disability of the owner, or

(3) received in substantially equal payments as a life annuity
(subject to special "recapture" rules if the series of payments is subsequently modified).

Other tax penalties may apply to certain distributions under a Qualified Contract.

Possible Changes in Taxation. In past years, legislation has been proposed from time to time that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change.) Transfers, Assignments or Exchanges of a Contract. A transfer of a contract's ownership, the designation of an annuitant, payee or other beneficiary who is not also the owner, the selection of certain maturity dates or the exchange of a contract may result in certain tax consequences to the owner that are not discussed herein. An owner contemplating any such transfer, assignment or exchange of a contract should contact a competent tax advisor with respect to the potential tax effects of such transaction.

Multiple Contracts

All nonqualified deferred annuity contracts entered into after October 12, 1988 that are issued by the same insurance company (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in gross income under Code Section 72(a). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a contract owner should consult a competent tax advisor before purchasing more than one annuity contract.

Qualified Policies

The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a contract purchased in connection with these plans, only the portion of the payment in excess of the Investment in the Contract allocated to that payment is subject to tax. The Investment in the Contract equals the portion of premiums invested in the contract that were not excluded from your gross income, and may be zero. In general, for allowed withdrawals, a ratable portion of the amount received is taxable, based on the ratio of the Investment in the Contract to the total contract value.

The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the Investment in the Contract. The taxable portion of annuity payments is generally determined under the same rules applicable to nonqualified contracts. However, special favorable tax treatment may be available for certain distributions (including lump sum distributions). Adverse tax consequences may result from distributions prior to age 59-1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in certain other circumstances. For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which you (or the plan participant) (i) reach age 70 1/2 or (ii) retire, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which you (or the plan participant) reach age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which you (or the plan participant) reach age 70 1/2. Roth IRAs under
Section 408A do not require distributions at any time prior to your death.

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A
Qualified Contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

(1) elective contributions made in years beginning after December
31, 1988;

(2) earnings on those contributions; and

(3) earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, or hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Code sections 219 and 408 permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." Individual Retirement Annuities are subject to limitations on the amount that may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees.

Code section 401(a) allows employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant, or to both may result if this contract is assigned or transferred to any individual as a means to provide benefit payments.

Our Income Taxes

The operations of our Separate Account are included in our Federal income tax return and we pay no tax on investment income and capital gains reflected in variable annuity contract reserves. However, the 1990 Tax Act requires a negative reserve, based on premiums, to be established. This reserve will cause our taxable income to increase. We reserve the right to charge the Separate Account for this and any other such taxes in the future if the tax law changes and We incur additional Federal income taxes which are attributable to our Separate Account. This charge will be set aside as a provision for taxes which we will keep in the investment divisions rather than in our General Account. We anticipate that owners would benefit from any investment earnings that are not needed to maintain this provision.

We may have to pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At present, these taxes are not substantial. If they increase, however, then charges may be made for such taxes when they are attributable to our Separate Account.

Withholding

Distributions from contracts generally are subject to withholding for your Federal income tax liability. The withholding rate varies according to the type of distribution and your tax status. You will be provided the opportunity to elect not to have tax withheld from distributions.

"Eligible rollover distributions" from section 401(a) plans and 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. If you choose a "direct rollover" from the plan to another tax-qualified plan or IRA, then the 20% withholding does not apply.

The Interest and Dividend Tax Compliance Act of 1983 requires recipients, including those who have elected out of withholding, to supply their Taxpayer Identification Number (Social Security
Number) to payers of distributions for tax reporting purposes. Failure to furnish this number when required may result in the imposition of a tax penalty and will subject the distribution to the withholding requirements of the law described above.

MATURITY DATE

The maturity date is the contract anniversary nearest the annuitant's attained age 90 (unless restricted by the laws of the state in which this contract is delivered)). You may elect a different maturity date by sending a written request to us at least 31 days before the requested new maturity date. The requested maturity date must be a contract anniversary. The requested maturity date cannot be later than the annuitant's attained age 90 and cannot be earlier than the 10th contract anniversary. For qualified contracts the requested maturity date cannot be earlier than the annuitant attained age 59-1/2.

If you have not previously specified otherwise and have not elected certain systematic withdrawal options, then on the maturity date you may:

1. take the cash surrender value (in some states, the contract value) in one lump sum, or

2. convert the contract value into an annuity payable to the annuitant under one or more of the payment options described below.

EFFECTING AN ANNUITY

You may apply the proceeds of a withdrawal to effect an annuity.
Unless you choose otherwise, the amount of the proceeds from the General Account will be applied to a 10 year certain and life fixed payout and the amount of the proceeds from the Separate Account will be applied to a 10 year certain and life variable payout. The first monthly annuity payment will be made within one month after the maturity date. Variable payment options are not available in certain states.

Currently, the payment options are only available if the proceeds applied are $1,000 or more and the first periodic payment will be at least $20.

The payee's actual age will affect each payment amount for annuity income options involving life income. The amount of each annuity payment to older payees will be greater than for younger payees because payments to older payees are expected to be fewer in number. For annuity income options that do not involve life income, the length of the payment period will affect the amount of each payment. With a shorter period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.

The payee or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

Payment options will be subject to our rules at the time of selection. We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary or an assignee. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You choose a payment option when you apply for a contract and may change it by writing to our home office.

Fixed Options

Payments under the fixed options are not affected by the investment experience of any investment division. The value as of the maturity date will be applied to the fixed option selected. Thereafter, interest or payments are fixed according to the options chosen. The following fixed options are available:

1. Deposit Option: The money will stay on deposit with us for a period that we agree upon. You will receive interest on the money at a declared interest rate.

2. Installment Options: There are two ways that we pay installments:

(a) Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

(b) Fixed Amount: We will pay the sum in installments in an amount that we agree upon. We will continue to pay the installments until we pay the original amount, together with any interest you have earned.

3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 3 ways to receive the income. We will guarantee payments for:

(a) at least 10 years (called "10 Years Certain and Life");

(b) at least 20 years (called "20 Years Certain and Life"); or

(c) payment only for life. With a life only payment option, payments will only be made as long as the payee is alive.

Therefore, if the payee dies after the first payment, then only one payment will be made.

4. Other: You may ask us to apply the money under any option that we make available at the time the benefit is paid.

We guarantee interest under the fixed options at a rate of 2.75% a year. We may also credit interest under the fixed deposit options at a rate that is above the 2.75% guaranteed rate.

Variable Options

Payments under the variable options will vary in amount depending on the investment experience of the investment divisions. Variable payment options are not available in certain states.

The annuity tables contained in the contract are based on a 5% (five percent) assumed investment rate. This is a fulcrum rate around which variable annuity payments will fluctuate to reflect whether the investment experience of the investment divisions is better or worse than the assumed investment rate. If the actual investment experience exceeds the assumed investment rate, then the payment will increase. Conversely, if the actual investment experience is less than the assumed investment rate, then payments will decrease.
We determine the amount of the first monthly variable payment by applying the value in each investment division (as of a date not more than 10 business days prior to the maturity date) to the appropriate rate (from the annuity tables in the contract) for the payout options selected using the payee's age and sex (where permissible). The amount of the first payment will then be used to determine the number of annuity units for each investment division. The number of annuity units is used to determine the amount of subsequent variable payments.

The annuity unit value for each investment division will be set at $10 on the first day there are contract transactions in our Separate Account. Thereafter the annuity unit value will vary with the investment experience of the investment division and will reflect the daily asset charge we make at an effective annual rate of 1.40%.
The annuity unit value will increase if the net investment experience (investment experience minus the asset charge) is greater than the 5% assumed investment rate. The annuity unit value will decrease if the net investment experience is less than the 5% assumed investment rate.

The amount of each subsequent variable payment will be determined for each investment division by multiplying the number of annuity units by the annuity unit value.

Additional information on the variable annuity payments is contained in the Statement of Additional Information that can be obtained by writing to our home office.

The following variable options are available:

1. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 3 ways to receive the income. We will guarantee payments for:

(a) at least 10 years (called "10 Years Certain and Life");

(b) at least 20 years (called "20 Years Certain and Life"); or

(c) payment only for life. With a life only payment option, payments will only be made as long as the annuitant is alive.
Therefore, if the payee dies after the first payment, only one payment will be made.

2. Other: You may ask us to apply the money under any option that we make available at the time the benefit is paid.

Transfers after the Maturity Date

After the maturity date, one transfer per contract year may be made among the investment divisions. The transfer will take effect as of the date we receive your request. The transfer request must be received at least 10 business days before the due date of the first annuity payment to which the change will apply. Transfers after the annuity payments have started will be based on the annuity unit values. There will be no transfer charge for this transfer. No transfers are allowed from a fixed annuity option to a variable annuity option or vice versa.

ADDITIONAL INFORMATION

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company." We were reincorporated as a stock life insurance company, in 1909. Our name "Midland" was adopted in 1925. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico. Our address is:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193
(605) 335-5700

Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Your Voting Rights As an Owner

Fund Voting Rights

We invest the assets of our Separate Account divisions in shares of the Funds' portfolios. Midland is the legal owner of the shares and has the right to vote on certain matters. Among other things, we may vote:

  to elect the Funds' Board of Directors,
  to ratify the selection of independent auditors for the Funds, on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the Investment
Company Act of 1940, and
  to change the investment objectives and policies.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares that are allocated to your contract. We will vote at shareholders meetings according to your instructions.

The Funds will determine how often shareholder meetings are held.
As we receive notice of these meetings, we will ask for your voting instructions. The Funds are not required to hold a meeting in any given year.

If we do not receive instructions in time from all contract owners, then we will vote those shares in the same proportion as we vote shares for which we have received instructions in that portfolio. We will also vote any Fund shares that we alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Fund in our own right or to restrict owner voting, then we may do so.

How We Determine Your Voting Shares

You may participate in voting only on matters concerning the Fund portfolios in which your contract value has been invested. We determine your voting shares in each division by dividing the amount of your contract value allocated to that division by the net asset value of one share of the corresponding Fund portfolio. This is determined as of the record date set by the Fund's Board for the shareholders meeting. We count fractional shares.

If you have a voting interest, then we will send you proxy material and a form for giving us voting instructions. In certain cases, we may disregard instructions relating to changes in the Fund's adviser or the investment policies of its portfolios. We will advise you if we do.

Voting Privileges Of Participants In Other Companies

Other insurance companies own shares in the Funds to support their variable life insurance and variable annuity products. We do not foresee any disadvantage to this. Nevertheless, the Funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If we disagree with any Fund action, then we will see that appropriate action is taken to protect our contract owners. If we ever believe that any of the Funds' portfolios are so large as to materiality impair its investment performance, then we will examine other investment options.

Our Reports to Owners

Shortly after the end of each contract year, we will send you a report
that shows  your contract value, and    any transactions involving your
contract value that occurred during the year. Transactions include your premium allocations, transfers and withdrawals made in that year.
We will also send you semi-annual reports with financial information on the Funds, including a list of the investments held by each portfolio.

Confirmation notices will be sent to you for transfers of amounts between investment divisions and certain other contract transactions.

Contract Periods, Anniversaries

We measure contract years, contract months and contract anniversaries from the contract date shown on your contract's information page. Each contract month begins on the same day in each contract month. The calendar days of 29, 30, and 31 are not used.

Dividends

We do not pay any dividends on the contract described in this prospectus.

Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. The performance information is based on the historical investment experience of the investment division and the portfolios and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in portfolio share price, the automatic reinvestment by the Separate Account of all distributions and the deduction of applicable charges (including any contingent deferred sales charges that would apply if you surrendered the contract at the end of the period indicated). Quotations of total return may also be shown that do not take into account certain contractual charges such as the contingent deferred sales charge. The total return percentage will be higher under this method than under the standard method described above.
A cumulative total return reflects performance over a stated period of time. If the performance had been constant over the entire period, then an average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return. Because average annual total returns tend to smooth out variations in an investment division's returns, you should recognize that they are not the same as actual year-by-year results.
Some investment divisions may also advertise yield. These measures reflect the income generated by an investment in the investment divisions over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent deferred sales charge. The standard quotations of yield reflect the contract maintenance charge.

The VIP Money Market investment division may advertise its current and effective yield. Current yield reflects the income generated by an investment in the investment division over a 7 day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The VIP II Investment Grade Bond and the VIP High Income investment divisions may advertise a 30 day yield which reflects the income generated by an investment in the investment division over a 30 day period.
Midland may also advertise performance figures for the investment divisions based on the performance of a portfolio prior to the time the Separate Account commenced operations.

Your Beneficiary

You name your beneficiary in your contract application. The beneficiary is entitled to the insurance benefits of the contract. You may change the beneficiary during the annuitant's lifetime by writing to our home office. If no beneficiary is living when the annuitant dies, then we will pay the death benefit to the annuitant's estate.

Assigning Your Contract

You may assign your rights in this contract. You must send a copy of the assignment to our home office. We are not responsible for the validity of the assignment or for any payment we make or any action we take before we receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

When We Pay Proceeds From This Contract

We will generally pay any death benefits, withdrawals, or loans within seven days after receiving the required form(s) at our home office. Death benefits are determined as of the date we receive due proof of death and the election of how the death benefit is to be paid. We may delay payment for one or more of the following reasons:

1)  We cannot determine the amount of the payment because:

a) the New York Stock Exchange is closed,

b) trading in securities has been restricted by the SEC, or

c)  the SEC has declared that an emergency exists,

2) the SEC by order permits us to delay payment to protect our owners, or

3)  your premium checks have not cleared your bank.

We may defer payment of any withdrawal or surrender from the General Account, for up to 6 months after we receive your request.

Sales Agreements

The contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Walnut Street Securities (WSS), or broker-dealers who have entered into written sales agreements with WSS. WSS, the principal underwriter of the contracts, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The mailing address for WSS is:

670 Mason Ridge Center
Suite 300
St. Louis, Missouri 63141-8557

We will pay agents a commission of up to 6.5% of premiums paid.
We may sell our contracts through broker-dealers registered with the SEC under the Securities Exchange Act of 1934 that enter into selling agreements with us. The commission for broker-dealers will be no more than that described above, except in the first year when we may pay 6.7% of premiums.

Regulation

We are regulated and supervised by the South Dakota Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where we sell contracts. This contract has been filed with and approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell contracts. The officials are responsible for reviewing our reports to be sure that we are financially sound and are complying with the applicable laws and regulations. We are also subject to various federal securities laws and regulations.

Year 2000 Compliance Issues

Midland National Life is in the process of updating its administrative systems to accommodate all Year 2000 issues.
Midland does not anticipate any material financial impact in processing and completing the changes required to comply with the Year 2000 issues.

Discount for Midland Employees

Midland employees may receive a contribution to the contract of 65% of the first year commission that would normally have been paid on the employee's first year premiums. Midland will pay this contribution.

Legal Matters

The law firm of Sutherland Asbill & Brennan LLP, Washington,
DC, has provided advice regarding certain matters relating to federal securities laws. We are not involved in any material legal proceedings.

Experts

The financial statements of Midland National Life Separate Account
C and Midland National Life Insurance Company, included in the registration statement, have been audited by Coopers & Lybrand
LLP, independent auditors, for the periods indicated in their report which appears in the registration statement. The address for Coopers & Lybrand LLP is:

IBM Park Building
Suite 1300
650 Third Avenue South

Minneapolis, MN 55402-4333

The financial statements audited by Coopers & Lybrand LLP have been included in reliance on their reports given upon their authority as experts in accounting and auditing.

Statement of Additional Information

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. This Statement of Additional Information can be acquired by checking the appropriate box on the application form, by writing our home office, or by calling the Statement of Additional Information Toll Free number at 1 800-272-1642. The following is the Table of Contents for the Statement of Additional Information:


CONDENSED FINANCIAL INFORMATION

                               Accumulation                        Number of
                               Unit Value at      Accumulation     Accumulation
Investment                     Beginning of       Unit Value at    Units at End
Division                       Period             End of Period    of Period

VIP Money Market
1993(1)                        10.00               10.02              3,675
1994                           10.02               10.31            207,115
1995                           10.31               10.76            320,841
1996                           10.76               11.18            450,641
1997                           11.18               11.63            534,936
1998

VIP High Income
1993(1)                         10.00                10.22              2.68
1994                            10.20                29.93            70,977
1995                             9.93                11.83           139,335
1996                            11.83                13.26           221,760
1997                            13.26                13.58           221,760
1998

VIP Equity-Income
1993(1)                           10.00                10.16           2,861
1994                              10.16                10.71         163,874
1995                              10.71                14.35         385,807
1997                              14.35                16.09         696,083
1998                              16.09                20.33         929,862

VIP Growth
1993                               10.00                 10.09         2,539
1994                               10.09                  9.80       160,540
1995                                9.80                 13.32       347,738
1996                               13.32                 15.01       700,985
1997                               15.01                 18.28       917,650
1998

VIP Overseas
1993(1)                             10.00                10.40          1,706
1994                                10.40                10.37        147,456
1995                                10.37                11.36        217,322
1996                                11.36                12.59        282,107
1997                                12.59                13.85        336,988
1998

VIP II Asset Manager
1993(1)                             10.00                10.48         11,474
1994                                10.48                 9.67        280,056
1995                                 9.67                11.22        362,467
1996                                11.22                12.65        447,842
1997                                12.65                15.05        534,109
1998

VIP II Investment Grade Bond
1993(1)                             10.00               10.06             124
1994                                10.06                9.52          31,444
1995                                 9.52               11.03          52,431
1996                                11.03               11.22          97,711
1997                                11.22               12.06         136,067
1998

VIP II Contrafund
1995(2)                              10.00               11.84         35,906
1996                                 11.84               14.17        187,702
1997                                 14.17               17.34        397,591
1998

                            Accumulation      Number of
                            Unit Value at     Accumulation    Accumulation
Investment                  Beginning of      Unit Value at   Units at End
Division                    Period            End of Period   of Period


VIP II Asset Manager: Growth
1995(2)                        10.00              11.48            13,682
1996                           11.48              13.56            71,781
1997                           13.56              16.72           176,790
1998

VIP II Index 500
1993(1)                        10.00              10.15                   22
1994                           10.15              10.11               32,675
1995                           10.11              13.79               71,305
1996                           13.79              16.57              256,789
1997                           16.57              21.67              497,7741
1998

VIP III Growth & Income
1997                           10.00              12.36                54,877
1998

VIP III Balanced
1997(3)                        10.00              11.45                39,701
1998

VIP III Growth Opportunities
1997(3)                        10.00              12.28                75,926
1998

American Century VP Capital Appreciation
1997(3)                        10.00               11.35               13,870
1998

American Century VP Value
1997(3)                        10.00               12.26               44,666
1998

American Century VP Balanced
1997(3)                        10.00               11.40               13,519
1998

American Century VP International
1997(3)                        10.00                0.93               34,973
1998

American Century VP Income & Growth
1998(4)

MFS VIT Emerging Growth
1998(4)

MFS VIT Research
1998(4)

MFS VIT Growth with Income
1998(4)

MFS VIT New Discovery
1998(4)

Lord Abbett VCC Growth and Income
1998(4)

(1)  Period from 10/24/93 to 12/31/93
(2)  Period from 5/1/95 to 12/31/95
(3)  Period from 5/1/97 to 12/31/97
(4)  Period from ______/98 to 12/31/9

Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account before the maturity date.

Annuitant means the person, designated by the owner, upon whose life annuity payments are intended to be based on the maturity date. Annuity Unit means the units in the Separate Account, after the maturity date that are used to determine the amount of the annuity payment.

Attained Age means the issue age plus the number of complete
Contract Years since the Contract Date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the annuitant dies before the maturity date.

Business Day means any day we are open and the New York Stock Exchange is open for trading. The holidays which we are closed, but the New York Stock Exchange is open are the day after Thanksgiving and Christmas Eve Day. These days along with the days the New York Stock Exchange is not open for trading will not be counted as business days.

Cash Surrender Value means the Contract Value on the date of surrender minus the contract maintenance charge and any contingent deferred sales charge.

Contract Anniversary - The same month and day of the Contract
Date in each year following the Contract Date.

Contract Date means the date from which Contract Anniversaries and Contract Years are determined.

Contract Value means the total amount of monies in our Separate
Account C attributable to your in force contract. It also includes monies in our General Account for your contract.

Contract Month means a month that starts on a Monthly
Anniversary and ends on the following Monthly Anniversary.

Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.

Death Benefit means the amount payable under your contract if the annuitant dies before the maturity date.

Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate Account C on the Contract Date or as later changed by us.

Home Office means where you write to us to pay premiums or take other action, such as transfers between investment divisions. The address is:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

In Force means the Annuitant's life remains insured under the terms of the contract.

Investment Division means a division of Separate Account C which invests exclusively in the shares of a specified portfolio of the Funds.

Issue Age means the age of the annuitant on his/her birthday that is nearest to the Contract Date.

Maturity Date means the date, specified in the contract, when annuity payments are to begin.

Owner means the person who purchases an Individual Variable
Annuity Contract and makes the premium payments. The owner has all rights in the contract before the maturity date, including the rights to make withdrawals or surrender the contract, to designate and change the beneficiaries who will receive the proceeds at the annuitant's death before the maturity date, to transfer funds among the investment divisions, and to designate a mode of settlement for the annuitant on the maturity date.

Payee means the person who is entitled to receive annuity payments after an annuity is effected. On or after the maturity date, the annuitant will be the payee. Before the maturity date, you will be the payee.

Separate Account means our Separate Account C which receives and invests your premiums under the contract.

58    VARIABLE ANNUITY II

VARIABLE ANNUITY II    59

6471PMP.TXT

Part C.

Item 24.

 (a)  Financial Statements

      Financial statements are included in Part B of the Registration
      Statement.

 (b)  Exhibits:

      (1) Resolution of the Board of Directors of Midland National Life Insurance Company authorizing establishment of Separate Account C. (2)

      (2)  Not Applicable

      (3)  (a)  Principal Underwriting Agreement between Midland
           National Life Insurance Company and Walnut Street Securities (2)
           (b)  Registered Representative Contract  (2)

      (4)  (a)  Form A053A1 Flexible Premium Deferred Variable Annuity
                Contract (2)
           (b)  Maturity Date Endorsement for Qualified Contracts  (2)
           (c)  Endorsement for Tax Sheltered Annuity  (2)
           (d)  Form A057A1 Flexible Premium Deferred Variable Annuity
                Contract (2)

      (5) (a) Form of Application for Flexible Premium Deferred Variable Annuity Contract A053A1 and A057A1 (2)
          (b)  Supplement to Application  (2)

      (6) (a)  Articles of Incorporation of Midland National Life Insurance
                  Company (2)
          (b)  By-laws of Midland National Life Insurance Company  (2)

      (7) Not Applicable

      (8) (a) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity VIP I and VIP II (2)

          (b) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity VIP III (2)

          (c) Form of Participation Agreement between Midland National Life Insurance Company and American Century Investment Services Inc. (2)

      (9) Opinion and Consent of Counsel (2)

     (10) (a)  Consent of Counsel (3)
          (b)  Consent of Independent Auditors (3)

     (11) Not Applicable

     (12) Not Applicable

     (13) Performance Data Calculations (1)

(1) Filed with Pre-effective Amendment #1 of this form N-4 Registration Statement, file number 33-64016 (August 11, 1993).
(2) Filed with Post-effective Amendment #6 of this form N-4 Registration Statement, file number 33-64016 (April 30, 1998).
(3)  To be filed by amendment.

Item 25.

          Below is a list of our directors and executive officers.



Directors

Name and                  Position with       Principal Occupation
Business Address          Midland             During Past Five Years

                                         Chairman of the Board (present)
Michael M. Masterson    Chairman of the  Chief Executive Officer and
Midland National Life   Board, Chief     President (March 1997 to present)
One Midland Plaza       Executive Officer  President and Chief Operating
Sioux Falls, SD 57193   and President    Officer (March 1996 to February
                                         1997), Executive Vice President-
                                         Marketing (March 1995 to February
                                         1996), Midland National Life
                                         Insurance Company; President and
                                         Chief Operating Officer (March
                                         1996 to December 1996), Executive
                                         Vice President-Marketing (March
                                         1995 to February 1996), Investors
                                         Life Insurance Company of Nebraska;
                                         President and Director (September
                                         1997 to present), CH Holdings, Inc.;
                                         President and Director (December 1997
                                         to present), Brigg ITD Corp; President
                                         and Director (September 1997 to
                                         present), Consolidated Investment
                                         Services; Director (January 1995 to
                                         present), Midland Advisors Company;
                                         Director (January 1996 to present),
                                         NACOLAH Holding Corp; Director (May
                                         1997 to Present), Sammons Financial
                                         Holdings; Vice President-Individual
                                         Sales (prior thereto), Northwestern
                                         National Life

Russell A. Evenson      Senior Vice      Senior Vice President and Chief
Midland National Life   President and    Actuary (March 1996 to present),
One Midland Plaza       Chief Actuary    Senior Vice President and Actuary
Sioux Falls, SD 57193                    (prior thereto), Midland National
                                         Life Insurance Company;  Senior
                                         Vice President and Chief Actuary
                                         (March 1996 to December 1996),
                                         Senior Vice President and Actuary
                                         (prior thereto), Investors Life
                                         Insurance Company of Nebraska;
                                         Vice President and Chief Actuary
                                         (1990 to 1993), Professional
                                         Insurance Corporation

John J. Craig, II      Executive         Senior Vice President and Chief
Midland National Life  Vice President    Financial Officer (October 1993
One Midland Plaza                        to present), Midland National
Sioux Falls, SD 57193                    Life Insurance Company; Treasurer
                                         (January 1996 to present), Briggs
                                         ITD Corp.; Treasurer (March 1996
                                         to present), Sammons Financial
                                         Holdings, Inc.; Treasurer
                                         (November 1993 to present), CH
                                         Holdings; Treasurer (November
                                         1993 to present), Consolidated
                                         Investment Services, Inc.;
                                         Treasurer (November 1993 to
                                         present), Richmond Holding
                                         Company, L.L.C.; Senior
                                         Vice President and Chief
                                         Financial Officer (October 1993
                                         to December 1996), Investors Life
                                         Insurance Company of Nebraska;
                                         Partner (prior thereto), Ernst
                                         and Young


Steven C. Palmitier     Senior Vice      Senior Vice President and Chief
Midland National Life   President and    Marketing Officer (August 1996
One Midland Plaza       Chief Marketing  to present), Midland National
Sioux Falls, SD 57193   Officer          Life Insurance Company; Senior
                                         Vice President-Sales (prior
                                         thereto), Penn Mutual Life
                                         Insurance


Robert W. Korba           Board of       President and Director (since
Sammons Enterprises, Inc  Directors      1988), Sammons Enterprises, Inc.
300 Crescent CT           Member
Dallas, TX 75201


E John Fromelt            Chief          Chief Investment Officer (since
Midland National Life     Investment     1990), Midland National Life
One Midland Plaza         Officer        Insurance Company; President
Sioux Falls, SD 57193                    (since August 1995), Midland
                                         Advisors Company; Chief
                                         Invesment Officer (1996 to
                                         present), North American Company
                                         for Life and Health; Chief
                                         Investment Officer (1990-1996),
                                         Investors Life Insurance Company
                                         of Nebraska

Executive Officers (Other Than Directors)

Jack L. Briggs           Vice President,  Vice President, Secretary and
Midland National Life    Secretary, and   General Counsel (since 1978),
One Midland Plaza        General Counsel  Midland National Life Insurance
Sioux Falls, SD 57193                     Company; Vice President,
                                          Secretary, and General Counsel
                                          (1978 to 1996), Investors Life
                                          Insurance Company of Nebraska


Gary W. Helder           Vice President-   Vice President-Policy
Midland National Life    Policy            Administration (since 1991),
One Midland Plaza        Administration    Midland National Life Insurance
Sioux Falls, SD 57193                      Company; Vice President-Policy
                                           Administration (1991-1996),
                                           Investors Life Insurance Company
                                           of Nebraska


Robert W. Buchanan       Vice President-   Vice President-Marketing
Midland National Life    Marketing         Services (March 1996 to
One Midland Plaza        Services          present), Second Vice President-
Sioux Falls, SD 57193                      Sales Development (prior
                                           thereto), Midland National Life
                                           Insurance Company; Second Vice
                                           President - Sales Development
                                           (1983 to 1996), Investors Life
                                           Insurance Company of Nebraska


Item 26. Persons Controlled by or Under Common Control With the Depositor.

 The Depositor, Midland National Life Insurance Company (Midland) is a subsidiary of Sammons Enterprises, Incorporated. The Registrant is a segregated asset account of Midland.

 The following indicates the persons controlled by or under common control with Midland:

 Estate of Charles A. Sammons
 Sammons Enterprises, Inc. (Delaware Corp) 56.82%
 I.  Richmond Holding Company, LLC (Delaware LLC) 95%

 II. COMMUNICATIONS - Sammons Communications, Inc. (Delaware Corp) 100% Sammons of Fort Worth (A partnership) 60%
         Sammons Communications of New Jersey, Inc. (New Jersey Corp) 100% NTV Realty, Inc. (Delaware Corp) 100%
         Sammons Communications of Connecticut, Inc. (Connecticut Corp) 100% Sammons Communications of Washington, Inc. (Delaware Corp) 100% Oxford Valley Cable Vision, Inc. (Pennsylvania Corp) 88%
         Sammons Communications of Texas, Inc. (Texas Corp) 100%
         Sammons Communications of Illinois, Inc. (Delaware Corp) 100% Sammons Communications of New York, Inc. (Delaware Corp) 100% Sammons Communication of Pennsylvania, Inc. (Delaware Corp) 100% Sammons Communications of Virginia, Inc. (Delaware Corp) 100% Sammons Communications of Mississippi, Inc. (Delaware Corp) 100%
         AC Communications, Inc. (Delaware Corp) 100%
         Sammons Cardinal Inc. (Delaware Corp) 100%
            Sammons of Indiana (A partnership) 50%
         Sammons Communications of Indiana Inc. (Delaware Corp) 100%
            Sammons of Indiana (A partnership) 50%
         Capital Telecommunications Inc. (Delaware Corp) 100%
         Metroplex Cable Television, Inc. (Texas Corp) 100%
            Sammons of Fort Worth (A partnership) 40%
         Pacific Communications, Inc. (Delaware Corp) 100%

 III. Consolidated Investment Services Inc. (Nevada Corp) 100% Richmond Holding Company, LLC (Delaware LLC) 5% Midland Advisors Company (South Dakota Corp) 100% Vinson Supply (UK) LTD. (United Kingdom Corp) 50%

      A. INSURANCE
         Sammons Financial Holdings, Inc. (Delaware Corp) 100%
           Midland National Life Insurance Company (South Dakota Corp) 99.9%
                (FEDID #46-0164570 NAIC CO Code 66044 SD)
           NACOLAH Holding Corporation (Delaware Corp) 100%
                (FEDID #36-412699)
            Institutional Founders Life Insurance Company (Ill. Corp.) 100%,
                FEDID No. 36-3508234, NAIC Co. Code 85707, Group Code 0431 IL
             North American Company for Life & Health Insurance (Ill.Corp)100%
                FEDID No. 36-2428931, NAIC Co. Code 66974, Group Code 0431 IL
              North American Company for Life & Health Insurance of
                New York (New York Corp.), 100%
                FEDID No. 361556010, NAIC Co. Code 91286, Group Code 0431 NY
              NACOLAH Life Insurance Company (Ill. Corp.) 100%
                FEDID No. 36-3723034, NAIC Co. Code 85456, Group Code 0431 IL
              NAC Holdings, Inc. (Delaware Corp.) 100%
              NACOLAH Ventures, L.L.C. (Delaware Corp.), FEDID No. 36-3495904 Midland Advisors Company (South Dakota Corp.) 100%

                    B. ALLIED
         CH Holdings Inc. (Delaware Corp) 100%
         Sammons Corporation (Texas Corp) 100%
         Sammons Realty, Inc. (Delaware Corp) 100%
         Wood Young and Company, Inc. (Texas Corp) 100% Cathedral Hill Hotel, Inc. (Delaware Corp) 100% Grand Bahama Hotel Company (Delaware Corp) 100%
             Jack Tar Grand Bahama Limited (Bahama Corp) 100%

      C. WATER
         Mountain Valley Spring Company (Arkansas Corp) 100%
         Water Lines Inc. (Arkansas Corp) 100%

      D. SUPPLY AND SERVICE
         Vinson Supply Company (Delaware Corp) 100%
            Vinson Supply (UK) LTD. (United Kingdom Corp) 50%
            Composite Thread Protectors (UK) LTD. (United Kingdom Corp) 100% Myron C. Jacobs Supply Company (Oklahoma Corp) 100%
            Composite Thread Protectors, Inc. (Pennsylvania Corp) 100% Vinson Supply de Mexico S.A. de C.V. (Mexico Corp) 98%
         Otter Inc. (Oklahoma Corp) 100%
            Vinson Supply de Mexico S.A. de C.V. (Mexico Corp) 2%
         Briggs-Weaver Inc. (Delaware Corp) 100%
            TMIS Inc. (Texas Corp) 100%
               Briggs-Weaver de Mexico S.A. de C.V. (Mexico Corp) 2%
            Sealing Specialists of Texas, Inc. (Texas Corp) 100%
            Briggs-Weaver de Mexico S.A. de C.V. (Mexico Corp) 98%
         Vinson Marrero Company (Delaware Corp) 100%

Item 27. Number of Contract Owners
    As of December 31, 1998 there were 1,772 holders of nonqualified contracts and 3,472 holders of qualified contracts.

Item 28. Indemnification
The Company indemnifies actions against all officers, directors, and employees to the full extent permitted by South Dakota law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Item 29a.Relationship of Principal Underwriter to Other Investment Companies Walnut Street Securities, the principal underwriter of the Registrant is also the principal underwriter for flexible premium variable life insurance contracts issued through Midland National Life Separate Account A.
Walnut Street Securities, the principal underwriter of the Registrant is also the principal underwriter for General American Life Insurance
Company as well as Paragon Life Insurance Company.

Item 29b.Principal Underwriters
Unless otherwise noted, the address of each director and executive officer of Walnut Street Securities is 670 Mason Ridge Center Drive, Suite 300, St. Louis MO 63141-8557

      Name and Principal            Position and Offices
      Business Address           With Walnut Street Securities
       Richard J. Miller          Pres., CEO, Dir.
       Nancy L. Gucwa             Chief Executive Officer, E.V.P., Dir.
       Steve Abbey                V.P., Compliance and Assistant Secretary
       Steven Anderson            V.P.
       Mabeline Julien            Assistant Treasurer
       James Koeger               Assistant Treasurer
       E. Thomas Hughes, Jr.      Treasurer
       Maureen Sheehan            Assistant Secretary
       Joyce Hillebrand           Assistant Secretary
       Norman Lazarus             CCO, Director of Compliance
       Don Wuller                 Sr.V.P.Admin, CEO
       Milton F. Svetanics Jr.    Dir., V.P., General Counsel and Secretary
       Dona Barber                Dir.
       Matthew McCauley           Dir.
       Bernard H. Wolzenski       Dir.
       Stephen Palmitier          Dir.
       Kevin Eichner              Dir., Chairman

Item 29c.Compensation of Principal Underwriters
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

   (1)                (2)               (3)             (4)          (5)
                    Net
   Name of          Underwriting
   Principal        Discount and   ompensation    Brokerage
   Underwriter      Commissions    On Redemption  Commissions    Compensation

   Walnut Street    2,857,416      0              0              223,950
   Securities

Item 30. Location of Accounts and Records
The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at:

One Midland Plaza
Sioux Falls, SD  57193

Item 31. Management Services
No management related services are provided to the Registrant, except as discussed in Parts A and B.

Item 32. Undertakings and Representations - Midland National Life
Insurance Company represents that all fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses to be incurred and the risk assumed by Midland National Life Insurance Company.

(a) A post-effective amendment to this registration statement will be filed as frequently as is necessary to ensure that the audited financial statement in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Any application to purchase a contract offered by the prospectus will include a space that an applicant can check to request a Statement of Additional Information.

(c) Any Statement of Additional Information and any financial statements required to be made available under this form will be delivered promptly upon written or oral request.

Section 403(b) Representation

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

Statement Pursuant to Rule 6c-7

Midland National Life and Separate Account C rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, Midland National Life and Separate Account C are exempt from the provisions of Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

VAITEM24

                             SIGNATURES
                             __________


    As required by the Securities Act of 1933, and under the Investment Company Act of 1940, the Registrant, Midland National Life Separate Account C has caused this Registration Statement to be signed on its behalf in the City of Sioux Falls, South Dakota on the 11th day of January, 1999.

                                  Midland National Life Separate Account C


(Seal)                        By: Midland National Life Insurance Company



                                   By:/s/_Michael_M._Masterson____________
                                             President


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following
    Directors of Midland National Life Insurance Company in the capacities and on the dates indicated.

    Signature                  Title                           Date
    ---------                  -----                           ----

   /s/_Michael_M._Masterson_   Director, Chairman of the       January 11, 1999
   Michael M. Masterson        Board, Chief Executive
                               Officer and President

   /s/_John_J._Craig___        Director, Executive             January 11, 1999
   John J. Craig II            Vice President

   /s/_Russell_A._Evenson__    Director, Senior Vice           January 11, 1999
   Russell A. Evenson          President and Chief
                               Actuary

   /s/_Steven_C._Palmitier__   Director, Senior Vice           January 11, 1999
   Steven C. Palmitier         President and Chief
                               Marketing Officer

   /s/_Thomas_M._Meyer____     Vice President and             January 11, 1999
   Thomas M. Meyer             Chief Financial
                               Officer

   ______________________     Director and Vice President    January 11, 1999
   Robert W. Korba



SECPEVA2